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                                                                   Exhibit 10.17

                               CITY NATIONAL BANK


                       THIRD AMENDMENT TO CREDIT AGREEMENT


         This Third Amendment to Credit Agreement is entered into as of July 17, 1998, by and between Spectrum Medical Industries, Inc., a California corporation and Spectrum Laboratories, Inc., a California corporation ("Borrower") and City National Bank, a national banking association ("CNB").

                                    RECITALS

         A. Borrower and CNB are parties to that certain Credit Agreement, dated as of February 28, 1997, as amended by that certain First Amendment to Credit Agreement dated as of October 10, 1997, and that certain Second Amendment to Credit Agreement dated as of May 7, 1998, (the Credit Agreement, as herein amended, hereinafter the "Credit Agreement").

         B. Borrower and CNB desire to supplement and amend the Credit Agreement as hereinafter set forth.

         NOW, THEREFORE, the parties agree as follows:

1. DEFINITIONS. Capitalized terms used in this Amendment without definition shall have the meanings set forth in the Credit Agreement.

2.       AMENDMENTS. The Credit Agreement is amended as follows:

         2.1 Delete the definition of "Termination Date" in its entirety and replace it with:

              "TERMINATION DATE" means October 1,1998. Notwithstanding the foregoing, CNB may, as its option, terminate this Agreement pursuant to Section 7.3; the date of any such termination will become the Termination Date as that term is used in this Agreement"

         2.2 "Section 2.1.3 "ADDITIONAL TERM LOAN PAYMENT" is amended by deleting the date "JULY 1, 1998" from both the first sentence and the last sentence and replacing it with a new date "OCTOBER 1, 1998" in both the first sentence and the last sentence".

         2.3 Section 2 LOANS. is amended as follows:

             Delete the following sections 2.lA, 2.1A.l, 2.1A.2, 2.lA.3

3. EXISTING AGREEMENT. Except as expressly amended herein, the Credit Agreement shall remain in full force and effect, and in all other respects is affirmed.

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4.       CONDITIONS PRECEDENT. This Amendment shall become effective upon the fulfillment of all of the following conditions to CNB's satisfaction:

         4.1 CNB shall have received this Amendment duly executed by Borrower and acknowledged by the Guarantors.

5. COUNTERPARTS. This Amendment may be executed in any number of counterparts, and all such counterparts taken together shall be deemed to constitute one and the same instrument.

6. GOVERNING LAW. This Amendment and the rights and obligations of the parties hereto shall be construed in accordance with, and governed by the laws of the State of California.

         IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first above written.

"Borrower"                              Spectrum Medical Industries, Inc.,
                                        a California corporation

                                        By:  /s/ Roy T. Eddleman
                                             -----------------------------------
                                             Roy T. Eddleman, Chairman/CEO


                                        Spectrum Laboratories, Inc., a
                                        California corporation

                                        By: /s/ Roy T. Eddleman
                                            ------------------------------------
                                            Roy T. Eddleman, Chairman/CEO.


"CNB"                                   City National Bank, a national
                                        banking association

                                        By: /s/ Richard Fein
                                            ------------------------------------
                                            Richard Fein, Vice President


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     CONSENT OF GUARANTORS:

              The undersigned have previously guaranteed the indebtedness of SPECTRUM MEDICAL INDUSTRIES, INC., a California corporation and SPECTRUM LABORATORIES, INC., a California corporation owed to CNB. The undersigned confirm that their respective guaranties and the security given in connection therewith, if any, shall continue in full force and effect and that each guaranty shall be a separate and distinct obligation and] apply to the indebtedness arising from the Credit Agreement as amended herein, subject to the overall limitation as to the amount guaranteed.


                                       /s/ Roy T. Eddleman
                                       -----------------------------------------
                                       Roy T. Eddleman

                                       Spectrum Molecular Separations, Inc., a
                                       Delaware corporation

                                       By: /s/ Roy T. Eddleman
                                       -----------------------------------------
                                       Roy T. Eddleman, Chairman/CEO.


                                       Hydro-Med Products, Inc., a
                                       Texas corporation

                                       By: /s/ Roy T. Eddleman
                                       -----------------------------------------
                                       Roy T. Eddleman, Chairman/CEO.


                                       SLI Acquisition Corp., a
                                       Delaware corporation

                                       By: /s/ Roy T. Eddleman
                                       -----------------------------------------
                                       Roy T. Eddleman, Chairman/CEO.


                                       Spectrum Europe B.V., a
                                       Netherlands corporation

                                       By: /s/ Roy T. Eddleman
                                       -----------------------------------------
                                       Roy T. Eddleman, Chairman/CEO.



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